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                                                                   EXHIBIT 10.21

                      FOURTH AMENDMENT TO PROMISSORY NOTES
                     AND SEVENTH AMENDMENT TO LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO PROMISSORY NOTE AND SEVENTH AMENDMENT TO LOAN AGREEMENT ("Amendment") is made as of January 31, 2002, by and between U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Bank") and QUALMARK CORPORATION, a Colorado corporation ("Borrower").


                                    RECITALS:

     A. Bank made a revolving loan to Borrower, as evidenced by that certain Promissory Note date December 22, 1998 made by Borrower payable to Bank in the original principal amount of $3,000,000 (the "Original Revolving Note"), as amended and supplemented by that certain Modification/Extension Agreement effective as of August 23, 1999 between Bank and Borrower (the "First Amendment"), that certain Second Amendment to Promissory Notes and Fifth Amendment to Loan Agreement dated as of February 1, 2001 (the "Second Amendment") and that certain Third Amendment to Promissory Notes and Sixth Amendment to Loan Agreement dated as of June 29, 2001 (the "Third Amendment"). Pursuant to the First Amendment, the principal amount of the Revolving Note was reduced to $2,000,000. Pursuant to the Second Amendment, the principal amount of the Revolving Note was reduced to $1,000,000. The Original Revolving Note, as amended and supplemented by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter called the "Revolving Note."


     B. Bank made a term loan to Borrower, as evidenced by that certain Promissory Note dated December 22, 1998 made by Borrower payable to Bank in the original principal amount of $2,000,000 (the "Original Term Note"), as amended and supplemented by that certain Modification/Extension Agreement effective as of August 23,1999 between Bank and Borrower (the "Amendment to Term Note"), the Second Amendment and the Third Amendment. Pursuant to the Amendment to Term Note, the principal amount of the Term Note was reduced to $1,261,017.47. Pursuant to the Second Amendment, the principal amount of the Term Note was increased to $2,000,000.00, The Original Term Note, as amended and supplemented by the Amendment to Term Note, the Second Amendment and the Third Amendment, is hereinafter called the "Term Note,"

     C. The Revolving Note and the Term Note (collectively, the "Notes") are subject to the provisions of that certain Revolving Credit and Term Loan Agreement dated as of December 22, 1998 between Borrower and Bank, as amended by
(I) Waiver and Amendment to Loan Agreement dated as of March 15, 1999, (ii) Second Amendment to Loan Agreement dazed as of August 23, 1999, (iii) Third Amendment to Loan Agreement dated as of March 31. 2000, (iv) Fourth Amendment to Loan Agreement dazed as of August 2,2000, (v) the Second Amendment, and (vi) the Third Amendment (as so amended, the "Loan Agreement").

     D. All obligations of the Borrower to Bank an secured by a security interest in (among other collateral) the Borrower's, inventory, equipment and general intangibles pursuant to Borrower's Security Agreement between Borrower and Bank and the Addendum thereto, each dated December 22, 1993 (the "Security Agreement"), and that security interest has been properly perfected. In addition, Borrower specifically assigned six (6) trademarks and ten (10) patents pursuant to an Assignment of Security Interest in United States Trademarks and Patents (the "Assignment," and collectively with the Security Agreement, the "Security Documents") dated as of December 22, 1998 between Borrower, as assignor, and Bank, as assignee. The Assignment was properly recorded with the United States Patent and Trademark Office effective on January 14, 1999.

     E. Borrower and Bank desire to amend and supplement the Revolving Note, the Term Note and the Loan Agreement, all as specifically hereinafter set forth.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Incorporation of Recitals. The foregoing recitals are hereby incorporated herein and made a part hereof.

     2. Confirmation of Indebtedness. The outstanding principal balance under the Revolving Note as of January 23, 2002 is $645,000.00. The outstanding principal balance under the Term Note as of January 23, 2002 is $1,590,000.00. Interest has and continues to accrue under the Notes in accordance with the terms thereof.

     3. Amendments to Revolving Note. The terms of the Revolving Note are changed as follows:

          A. The maturity date of the Revolving Note is extended to March 15, 2003. All principal remaining outstanding under the Revolving Note and all interest accrued thereon is payable in full on March 15, 2003.

          B. Borrower will pay all accrued interest under the Revolts Note on January 31,2002. Commencing on February 1.2002. Borrower will pay an accrued interest on the last day of each calendar month until maturity,

     4. Amendments to Term Note. The terms of the Term Note are changed as follows:

          A. The maturity date of the Term Note is extended to Much 15, 2003. All principal remaining outstanding under the Term Note and all interest accrued thereon is payable in full on March 15,2003.

          B. Borrower Will pay all accrued interest under the Term Note, plus $45,000 in principal, on January 31, 2002. Commencing on February 1. 2001, Borrower

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          agrees to pay all interest accrued under the Tcrm Note, plus
          $50,000.00 in principal, on the last day of each month until maturity.

     5. Amendment to Loan Agreement. The Loan Agreement is amended as follows:

          A. Section 1,01.4 of the Loan Agreement is deleted in its entirety and replaced with the following:

          "1501.04 Interest. Borrower agrees to pay interest on the Line Balance from rime to time as provided herein. Interest will accrue on the daily outstanding balance of each Advance at a fluctuating rate per annum equal at all time to the sum of the Reference Rate plus three percent (3%), which rate will change when and as the Reference Rate changes. Accrued interest shall be due and payable (I) on the last day of each calendar month, (ii) at final maturity of the Line Note, and
          (iii) on demand after such maturity."

          B. Section 1.01.6 of the Loan Agreement is amended by changing the date "March 15, 2002" to "March 15, 2003."

          C. Section 1.02.3 of the Loan Agreement is deleted in its entirety and replaced with the following;

          "1.02.3 Interest. Borrower agrees to pay interest on the Term Loan from rime to time as provided herein. Interest will accrue on the daily outstanding Tern, Loan balance at a fluctuating rate per annum equal at all time to the sum of the Reference Rate plus three percent (3%), which rate will change when arid as the Reference Rate changes. Accrued interest shall be due and payable (i) on the last day of each calendar month, (ii) at final maturity of the Term Loan, and (iii) an demand after such maturity."

          D. Section 1.02.4 of the Loan Agreement is amended by deleting the first sentence thereof and replacing it with the following:

          "Borrower agrees to repay the Term Loan made hereunder in monthly payments in the amount of $50,000, each due on the last day of each calendar month. commencing February 28, 2002, and the final installment of all unpaid principal and accrued interest due and payable in full at the ~na1 maturity of the Term Loan, which will be March 15, 2003, subject to acceleration upon the occurrence of an Event of Default,"

          E. The following is added as section 1 .03.~ of the Loan Agreement:

          "1.03.3 Direct Debit. Borrower authorizes Bank to debit Its account number 1036560991s3 with, the Bank for all sums due under the Term Note and the Revolving Note."


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          F. Section 5.09 is deleted in its entirety and replaced with the following:

          "509 Financial Condition. Maintain the financial condition of Borrower, determined in accordance wit GAAP, so tat it meets the following requirements all determined on a quarterly basis as of the end of each fiscal quarter:

               (a)  Commencing wit the quarter ending March 31, 2002:

                    i.   Borrower's Tangible Net Worth will be not less than:

                         $  500,000.00         As of March 31, 2002
                         $1,500,000.00         As of June 30, 2002
                         $1,800,000.00         As of September 30, 2002
                         $2,000,000.00         As of December 31, 2002

                         For purposes hereof, "Tangible Net Worth" means stockholder,' equity (including preferred stock) less intangible assets,

               (b)  Commencing with the quarter ending June 30, 2002:

                    i.   Borrower's EBITDA will not be less than:

                         $140,000.00           As of June 30. 2002
                         $290,000.00           As of September 30, 2002
                         $450,000.00           As of December 31, 2002



     6. Limited Waiver. Subject to the Borrower's agreement hereto, Bank hereby waives any default which has occurred by reason of Borrower', failure to comply with the covenants set forth in section 5.09 of the Loan Agreement as of December 31, 2001.

     7. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the due first above written when the Bank shall have received and, as applicable, executed each oft. following: (i) an original of rids Amendment, duly executed by the Borrower; (ii) an extension fee equal to $22,350.00; (iii) attorneys' fees incurred by Bank equal to (pound)1,000.00; and
(iv) such additional information or documentation as the Bank may require. If the Bank has nor received all of the foregoing on or before January 31, 2002, then the Bank's offer to make the agreements set forth herein may be terminated, at the Bank's option, by giving notice to the Borrower.

     8. General Release. Borrower, for and on behalf of itself and its legal representatives, heirs, successors and assigns, does hereby waive, release, relinquish and forever discharge Bank and its past end present directors, officers, agents, employees, parents,


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subsidiaries, affiliates, insurers, attorneys, representatives and assigns, and each and all thereof (collectively, the "Released Parties"), of and from any and all manner of action or causes of action, suits, claims, demands, judgments. damages. levies, and the execution of whatsoever kind, nature and/or description arising on or before the date hereof, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, liquidated or unliquidated, fixed or contingent, direct or indirect, which Borrower, or its legal representative; heirs, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, this Amendment and any other instruments and agreements executed by Borrower in connection herewith, arising on or before the date hereof.

     9. Effect of Amendment; Representations and Warranties; Nonwaiver. Bank and Borrower agree that the Terra Note, the Revolving Note and the Loan Agreement, all as amended by this Amendment, and the Security Documents remain in hill force and effect. Borrower represents and warrantS that its has the power and legal right and authority to enter into this Amendment, and that neither this Amendment, nor the agreements contained herein) contravene or constitute a default under any agreement, instrument or indenture to which Borrower is a party or signatory, or, to the best knowledge of Borrower, any other agreement or requirement of law. Borrower represents and warrants tat no consent, approval or authorization of or registration or declaration with any party, including but not limited to any governmental authority, is required in connection with the execution and delivery by Borrower of this Amendment, or the performance of its obligations herein described.

     10. Ratification of Notes1 Loan Agreement and Security Documents. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations under the Revolving Note, to Term Note, the Loan Agreement, all as amended and supplemented by this Amendment, and the Security Documents are hereby ratified and affirmed in all respects by Borrower, Borrower further represents and warrants that the Security Documents continue to secure the obligations of Borrower under the Revolving Note, the Term Note) the Loan Agreement, all as amended and supplemented by this Amendment.

     11. Further Assurances. The Borrower shall promptly correct any defect or error thus may be discovered in any Security Document or in the execution, acknowledgment or recordation thereof. Promptly upon request by the Bank, the Borrower also shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all deeds, conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as Bank may reasonably require from time to time in order: (a) to carry out more effectively the purposes of the Security Documents; (b) to perfect and maintain the validity, effectiveness and priority of any security interests intended to be created by the Security Documents; (c) to grant the Bank. to secure the Notes, a perfected lien in any Intellectual property or oilier assets owned by the Borrower; and (d) to better assure, convey, pant, assign, transfer, preserve, protect and confirm unto Bank the rights panted now or hereafter intended TO be panted to Bank under any Security Document or under any other instrument executed in connection with any Security Document or that the Borrower may be or become bound to


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convey, mortgage or assign to Bank in order to carry out the intention or facilitate the performance of the provisions of any Security Document. The Borrower shall furnish evidence satisfactory to Bank of every such recording, filing or registration.

     12. Merger and Integration, Superseding Effect. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and has merged into it all prior and written agreements in the same subjects by and between the parties hereto with the effect that this Amendment shall control.

     13. Counterparts. This Amendment may be executed in different counterparts with the same effect as if the signatures thereon were in the same instrument, and will be effective upon delivery of all such counterparts to Bank.

     14. Governing Law. THE LAWS OF THE STATE OF COLORADO GOVERN THIS AMENDMENT.

     15. Advice of Counsel. Borrower acknowledges and agrees that it has received the advice of independent counsel selected by it, or the opportunity to obtain such advice, before entering into this Amendment and any other instruments and agreements executed by Borrower in connection herewith, and has not relied upon Bank or any of its officers, directors, employees, agents or attorneys concerning any aspect of the transactions contemplated by this Amendment or any of the other said instruments and agreements.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date and year first above written.

                                             U.S. BANK NATIONAL ASSOCIATION

                                             By /s/ DANIEL J. FALSTAD
                                                ------------------------------
                                                Daniel J. Falstad

                                             QUALMARK CORPORATION

                                             By /s/ ANTHONY A. SCALESE
                                                ------------------------------
                                                Anthony A. Scalese, VP Finance
                                                ------------------------------
                                             (Print Name and Title)

STATE OF COLORADO
                 ) ss.
COUNTY OF ADAMS

     The foregoing instrument was acknowledged before me on this 31st day of January, 2002, by Anthony A. Scalese, the VP Finance of Qualmark Corporation, a Colorado corporation, on behalf of the corporation.

                                                /s/ NOTARY
                                                ------------
                                                Notary Public


                                                                [STAMP]
                                                        My Commission Expires
                                                              07/07/2002

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